Archer Announces First Quarter Results, Highlighting On-Track UAE Launch & New “Launch Edition” Customers ● UAE Launch remains on track for later this year with plans to deliver a piloted Midnight aircraft to the UAE this summer ● The Midnight “Launch Edition” program rolls out with its first two customers: Abu Dhabi Aviation and Ethiopian Airlines ● Partnering with Palantir to build artificial intelligence for the future of next-gen aviation technologies ● Total cash position surpasses $1B, leading the industry with Q1'25 spending landed within its guided range Recent photo from Archer’s flight test facility in California SANTA CLARA, CA, May 12, 2025 - Archer Aviation Inc. (“Archer” or the “Company”) (NYSE: ACHR) today announced operating and financial results for the first quarter ended March 31, 2025. The Company issued a shareholder letter discussing those results, as well as its second quarter 2025 estimates.

Commenting on first quarter 2025 results, Adam Goldstein, Archer’s founder and CEO said: “Archer’s pushing the boundaries of what’s possible and reshaping the future of aviation for years to come. This quarter, the team made strong progress across our civil and defense efforts as we continue to deepen our strategic partner relationships and prepare for commercialization in the UAE later this year.” Live Webcast Details Archer will host a live webcast to discuss its results at 2:00 p.m. Pacific Time today. The live webcast and replay is accessible via our investor relations website at investors.archer.com or conference call by dialing 404-975-4839 (domestic) or +1 833-470-1428 (international) and entering the access code 250266. First Quarter Highlights UAE Launch On Track Archer plans to deliver its first Midnight aircraft to the UAE in the coming months for its planned deployment later this year. To support these launch efforts, Archer recently secured design approval for the first hybrid heliport in the UAE located in Abu Dhabi. New “Launch Edition” Customers During the previous quarterly results, Archer rolled out its “Launch Edition” program which aims to establish a pragmatic and repeatable playbook to deploy Midnight commercially to certain early adopter markets. During the quarter, Archer announced its first two customers: Abu Dhabi Aviation and Ethiopian Airlines. AI Partnership With Palantir Archer has forged a foundational partnership with Palantir to build artificial intelligence for the future of next-gen aviation technologies. The companies’ plans include the development of next-gen software utilizing AI to improve a range of aviation systems. NYC Air Taxi Network With United Last month, Archer hosted an event in New York City with United Airlines to share their plans to connect Manhattan with nearby airports using our Midnight aircraft, with the goal of allowing customers to replace one-to-two-hour drives with flights that take 5-15 minutes, potentially saving hours versus sitting in traffic.

First Quarter Financial Results Q1 2025 (GAAP) Q1 20251 (Non-GAAP) Total Operating Expenses $ 144.0M $ 113.1M Net Loss $ (93.4M) NA Adjusted EBITDA NA $ (109.0M) Cash and Cash Equivalents $ 1,030.4M NA 1. A reconciliation of non-GAAP financial measures to the most comparable GAAP measures is provided below in the section titled “Reconciliation of Selected GAAP To Non-GAAP Results for Q1 2025.” Second Quarter 2025 Financial Estimates Archer’s financial estimates for second quarter of 2025 are as follows: ● Adjusted EBITDA to be a loss of $100 million to $120 million We have not reconciled our Adjusted EBITDA estimates because certain items that impact non-GAAP metrics are uncertain or out of our control and cannot be reasonably predicted. In particular, stock-based compensation expense is impacted by the future fair market value of our common stock and other factors, all of which are difficult to predict, subject to frequent change, or not within our control. The actual amount of these expenses during 2025 will have a significant impact on our future GAAP financial results. Accordingly, a reconciliation of non-GAAP metrics is not available without unreasonable effort.

About Archer Archer is designing and developing the key enabling technologies and aircraft necessary to power the future of aviation. To learn more, visit www.archer.com. For Investors investors@archer.com For Media The Brand Amp Archer@TheBrandAmp.com Source: Archer Text: ArcherIR Forward-Looking Statements This press release contains forward-looking statements regarding Archer’s future business plans and expectations, including statements regarding its expected financial results for the second quarter of 2025, business strategy and plans, aircraft performance, the design and target specifications of our aircraft, the pace at which Archer intends to design, develop, certify, conduct test flights, manufacture and commercialize its planned eVTOL aircraft, business opportunities, the production timeline, ramp-up and volume of its manufacturing facilities, air taxi network buildout, plans and anticipated benefits with respect to its strategic partnership with Palantir, projected demand for Archer’s aircraft and services, including its “Launch Edition” commercialization program and associated deployment of aircraft, and international expansion. In addition, this press release refers to signed agreements with third parties on certain key terms which are conditioned on the future execution by the parties of additional binding definitive agreements incorporating those terms, which definitive agreements may not be completed or may contain different terms. These forward-looking statements are only predictions and may differ materially from actual results due to a variety of factors. The risks and uncertainties that could cause actual results to differ from the results predicted are more fully detailed in our filings with the Securities and Exchange Commission (“SEC”), including our most recent Annual Report on Form 10-K, which is or will be available on our investor relations website at investors.archer.com and on the SEC website at www.sec.gov. In addition, please note that any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of the date of this press release. We undertake no obligation to update these statements as a result of new information or future events.

Reconciliation of Selected GAAP To Non-GAAP Results for Q1 2025 Reconciliation of Total Operating Expenses (in millions; unaudited): A reconciliation of total operating expenses to non-GAAP total operating expenses for the three months ended March 31, 2025 is set forth below. Three Months Ended March 31, 2025 Total operating expenses $ 144.0 Adjusted to exclude the following: Stellantis warrant expense (1) (0.8) Stock-based compensation (2) (30.1) Non-GAAP total operating expenses $ 113.1 (1) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis N.V. and its subsidiaries (“Stellantis”) in connection with certain services they are providing to the Company. (2) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grant issued to our founder in connection with the closing of the business combination. Reconciliation of Adjusted EBITDA (in millions; unaudited): A reconciliation of net loss to Adjusted EBITDA for the three months ended March 31, 2025 is set forth below. Three Months Ended March 31, 2025 Net loss $ (93.4) Adjusted to exclude the following: Other income, net (1) (42.0) Interest income, net (8.7) Income tax expense 0.1 Depreciation and amortization expense 4.1 Stellantis warrant expense (2) 0.8 Stock-based compensation (3) 30.1 Adjusted EBITDA $ (109.0) (1) Amounts include changes in fair value of the public and private warrants, which are classified as warrant liabilities. (2) Amounts include non-cash warrant costs, classified as research and development expenses, for the warrants issued to Stellantis in connection with certain services they are providing to the Company. (3) Amounts include stock-based compensation for options and restricted stock units issued to both employees and non-employees, including the grant issued to our founder in connection with the closing of the business combination.

Non-GAAP Financial Measures To supplement our condensed consolidated financial results prepared in accordance with GAAP, we use a number of non-GAAP financial measures to help us in analyzing and assessing our overall business performance, for making operating decisions and for forecasting and planning future periods. We consider the use of non-GAAP financial measures helpful in assessing our current financial performance, ongoing operations and prospects for the future as well as understanding financial and business trends relating to our financial condition and results of operations. While we use non-GAAP financial measures as a tool to enhance our understanding of certain aspects of our financial performance and to provide incremental insight into the underlying factors and trends affecting our performance, we do not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, we believe that disclosing non-GAAP financial measures to the readers of our financial statements provides useful supplemental data that, while not a substitute for GAAP financial measures, can offer insight in the review of our financial and operational performance and enables investors to more fully understand trends in our current and future performance. In assessing our business during the quarter ended March 31, 2025, we excluded items in the following general categories from one or more of our non-GAAP financial measures, certain of which are described below: Stock-Based Compensation Expense: We believe that providing non-GAAP measures excluding stock-based compensation expense, in addition to the GAAP measures, allows for better comparability of our financial results from period to period. We prepare and maintain our budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measure. Further, companies use a variety of types of equity awards as well as a variety of methodologies, assumptions and estimates to determine stock-based compensation expense. We believe that excluding stock-based compensation expenses enhances our ability and the ability of investors to understand the impact of non-cash stock-based compensation on our operating results and to compare our results against the results of other companies. Warrant Expense and Gains or Losses from Revaluation of Warrants: Expense from our common stock warrants issued to Stellantis, which is recurring (but non-cash) and gains or losses from change in fair value of public and private warrants from revaluation will be reflected in our financial results for the foreseeable future. We exclude warrant expense and gains or losses from change in fair value for similar reasons to our stock-based compensation expense. Each of the non-GAAP financial measures presented in this release should not be considered in isolation from, or as a substitute for, a measure of financial performance prepared in accordance with GAAP and are presented for supplemental informational purposes only. Further, investors are cautioned that there are inherent limitations associated with the use of each of these non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures have no standardized meaning prescribed by GAAP and are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and may be reflected in our financial results for the foreseeable future. In addition, the non-GAAP measures we use may be different from non-GAAP measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information in the reconciliation included in this release regarding the GAAP amounts excluded from the non-GAAP financial measures. In addition, as noted above, we evaluate the non-GAAP financial measures together with the most directly comparable GAAP financial information. Investors are encouraged to review the reconciliations of these non-GAAP measures to their most directly comparable GAAP financial measures included in this release. ###